UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2004, providing for the issuance of Mortgage Pass-Through Ceritficates, Series 2004-7)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-106925 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-7, which was made on May 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for the distribution on May 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

Date: May 27, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Christina Clay 714.238.6767
Christina.Clay@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Bond Interest Reconciliation
Substitution Detail History SASC0407
Other Related Information
Cash Reconciliation Summary CMSA v1
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Modified Loan Detail
Realized Loss Detail
Page 2-4

Page 8-13

Page 15-20

Historical REO Report
Substitution Detail History SASC0407

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC0407
SASC0407_200405_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Apr-04
25-May-04
25-May-37
Parties to The Transaction
Issuer: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.969184%
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
331
REMIC II
Statement Date:
ABN AMRO Acct: 721785.2
1000.000000000
13.239119691
0.000000000
986.760880309
4.808246023
5.769895220%
0.00
0.00
0.000000000
5.76989522%
0.000000000
86359BQK0
1-A1
463,826,000.00
463,826,000.00
6,140,647.93
0.00
457,685,352.07
2,230,189.52
1000.000000000
2.323704827
0.000000000
997.676295173
4.572196764
5.486636130%
0.00
0.00
0.000000000
5.48663613%
0.000000000
86359BQL8
2-A1
37,578,000.00
37,578,000.00
87,320.18
0.00
37,490,679.82
171,814.01
1000.000000000
3.892409555
0.000000000
996.107590445
4.583333333
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359BQM6
3-A1
51,993,000.00
51,993,000.00
202,378.05
0.00
51,790,621.95
238,301.25
1000.000000000
3.936935915
0.000000000
996.063064085
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
86359BQP9
AP
2,107,507.00
2,107,507.00
8,297.12
0.00
2,099,209.88
0.00
1000.000000000
0.000000000
0.000000000
995.809746223
4.583333700
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BQQ7
AX
1,137,733.00
1,137,733.00
0.00
0.00
1,132,965.61
5,214.61
1000.000000000
0.000000000
0.000000000
996.578281153
4.583323576
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BQN4
PAX
384,339.00
384,339.00
0.00
0.00
383,023.90
1,761.55
1000.000000000
1.338293112
0.000000000
998.661706888
4.770365159
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
86359BQR5
B1
14,213,000.00
14,213,000.00
19,021.16
0.00
14,193,978.84
67,801.20
1000.000000000
1.338292230
0.000000000
998.661707770
4.770365951
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
86359BQS3
B2
3,771,000.00
3,771,000.00
5,046.70
0.00
3,765,953.30
17,989.05
1000.000000000
1.338293103
0.000000000
998.661706897
4.770366379
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
86359BQT1
B3
2,320,000.00
2,320,000.00
3,104.84
0.00
2,316,895.16
11,067.25
1000.000000000
1.338290640
0.000000000
998.661709360
4.770364532
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
863598BRL7/U85985QU3
B4
2,030,000.00
2,030,000.00
2,716.73
0.00
2,027,283.27
9,683.84
1000.000000000
1.338289655
0.000000000
998.661710345
4.770365517
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
86359BRM5/U85985QV1
B5
1,450,000.00
1,450,000.00
1,940.52
0.00
1,448,059.48
6,917.03
1000.000000000
1.338292156
0.000000000
998.661707844
4.770363792
5.705227327%
0.00
0.00
0.000000000
5.72443822%
0.000000000
86359BRN3/U85985QW9
B6
874,495.15
874,495.15
1,170.33
0.00
873,324.82
4,171.66
1000.000000000
1000.000000000
0.000000000
0.000000000
1386.100000000
N/A
0.00
138.13
1381.300000000
5.76989522%
0.000000000
86359BQU8
R
100.00
100.00
100.00
0.00
0.00
138.61
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ473
R-1
0.00
0.00
0.00
0.00
0.00
0.00
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.969184%
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
331
REMIC II
Statement Date:
ABN AMRO Acct: 721785.2
Total P&I Payment
0.00
138.13
580,163,102.15
580,163,102.15
9,236,793.14
Total
573,691,358.59
6,471,743.56
0.00
2,765,049.58
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.969184%
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
STRUCTURED ASSET SECURITIES CORPORATION
Mortgage Pass-Through Certificates
Series 2004-7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
331
Grantor Trust
Statement Date:
ABN AMRO Acct: 721785.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
5,196.57
0.000000000
N/A
0.000000000
9ABSQ471
P
0.00
0.00
0.00
0.00
0.00
5,196.57
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ472
E
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
5,196.57
0.00
0.00
5,196.57
Total
0.00
0.00
0.00
5,196.57
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

STRUCTURED ASSET SECURITIES CORPORATION
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
1-A1
30
2,230,189.52
2,230,189.52
2,230,189.52
0.00
0.00%
0.00%
30/360
5.769895220%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2-A1
30
171,814.01
171,814.01
171,814.01
0.00
0.00%
0.00%
30/360
5.486636130%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
3-A1
30
238,301.25
238,301.25
238,301.25
0.00
0.00%
0.00%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AP
30
0.00
0.00
0.00
0.00
0.00%
0.00%
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AX
30
5,214.61
5,214.61
5,214.61
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PAX
30
1,761.55
1,761.55
1,761.55
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B1
30
67,801.20
67,801.20
67,801.20
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B2
30
17,989.05
17,989.05
17,989.05
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B3
30
11,067.25
11,067.25
11,067.25
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B4
30
9,683.84
9,683.84
9,683.84
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B5
30
6,917.03
6,917.03
6,917.03
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B6
30
4,171.66
4,171.66
4,171.66
0.00
0.00%
0.00%
30/360
5.724438225%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
R
30
0.48
0.48
138.61
0.00
NA
NA
30/360
5.769895220%
0.00
0.00
0.00
0.00
5,196.57
0.00
0.00
0.00
P
30
0.00
5,196.57
5,196.57
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
5,196.57
0.00
2,764,911.45
2,770,108.02
2,770,246.15
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

STRUCTURED ASSET SECURITIES CORPORATION
Substitution Detail History
ABN AMRO Acct: 721785.2
Series 2004-7
Mortgage Pass-Through Certificates
30-Apr-04
25-Jun-04
N/A
25-May-04
25-May-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Other Related Information
Statement Date:
Special Hazard Coverage
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Beginning
Balance
Current
Reduction
Ending
Balance
Fraud Loss Coverage
Bankruptcy Loss Coverage
Ending
Balance
Number of Payoffs:
Aggregate Payoff Amounts:
Number of Curtailments:
Aggregate Curtailment Amounts:
Number of Loans in Foreclosure:
Book Value of Loans in Foreclosure:
Prior Realized Losses Allocated to the Certificates:
Current Realized Losses Allocated to the Certificates:
Cumulative Realized Losses Allocated to the Certificates since Cutoff:
Total
5,801,632.00
5,801,632.00
0.00
11,603,263.00
11,603,263.00
0.00
100,000.00
100,000.00
0.00
24
5,597,186.30
412
0
0.00
0.00
0.00
0.00
97,959.51

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,037,105.49
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,808,445.10
Unscheduled Interest:
Prepayment Penalties
5,196.57
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
5,196.57
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,770,246.15
0.00
0.00
0.00
0.00
0.00
273,742.90
502,854.87
776,597.77
97,959.51
5,597,186.30
0.00
0.00
0.00
5,695,145.81
6,471,743.58
9,241,989.73
9,241,989.73
580,163,102.15
2,915
776,597.77
5,695,145.81
24
0.00
0.00
0
0.00
0
573,691,358.57
2,891
0.00
0.00
502,854.87
1,771,339.61
502,854.87
1,771,339.61
43,395.51
0.00
0.00
77,471.80
120,867.31
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(43,395.51
2,770,246.15
Interest Not Advanced (
Current Period
)
0.00
1,771,339.61
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary Pool Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
875,181.59
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,365,521.39
Unscheduled Interest:
Prepayment Penalties
5,196.57
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
5,196.57
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,334,378.76
0.00
0.00
0.00
0.00
0.00
169,476.69
311,356.07
480,832.76
83,164.67
5,597,186.30
0.00
0.00
0.00
5,680,350.97
6,161,183.73
8,495,562.49
8,495,562.49
484,414,105.45
2,570
480,832.76
5,680,350.97
24
0.00
0.00
0
0.00
0
478,252,921.72
2,546
0.00
0.00
311,356.07
1,490,339.80
311,356.07
1,490,339.80
36,339.20
0.00
0.00
64,580.41
100,919.61
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(36,339.20
2,334,378.76
Interest Not Advanced (
Current Period
)
0.00
1,490,339.80
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary Pool Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
72,897.80
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
182,620.34
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
179,441.88
0.00
0.00
0.00
0.00
0.00
34,424.44
54,206.41
88,630.85
2,456.92
0.00
0.00
0.00
0.00
2,456.92
91,087.77
270,529.65
270,529.65
39,246,315.25
191
88,630.85
2,456.92
0
0.00
0.00
0
0.00
0
39,155,227.48
191
0.00
0.00
54,206.41
109,722.54
54,206.41
109,722.54
3,178.46
0.00
0.00
4,997.86
8,176.32
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(3,178.46
179,441.88
Interest Not Advanced (
Current Period
)
0.00
109,722.54
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary Pool Group 3
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
89,026.10
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
260,303.37
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
256,425.51
0.00
0.00
0.00
0.00
0.00
69,841.77
137,292.39
207,134.16
12,337.92
0.00
0.00
0.00
0.00
12,337.92
219,472.08
475,897.59
475,897.59
56,502,681.45
154
207,134.16
12,337.92
0
0.00
0.00
0
0.00
0
56,283,209.37
154
0.00
0.00
137,292.39
171,277.27
137,292.39
171,277.27
3,877.86
0.00
0.00
7,893.54
11,771.39
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(3,877.86
256,425.51
Interest Not Advanced (
Current Period
)
0.00
171,277.27
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary Pool Group 3 - AX Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
47,453.94
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
111,922.52
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
109,958.28
0.00
0.00
0.00
0.00
0.00
36,251.17
47,631.05
83,882.22
7,820.81
0.00
0.00
0.00
0.00
7,820.81
91,703.03
201,661.31
201,661.31
22,853,163.50
69
83,882.22
7,820.81
0
0.00
0.00
0
0.00
0
22,761,460.47
69
0.00
0.00
47,631.05
64,468.58
47,631.05
64,468.58
1,964.24
0.00
0.00
2,796.84
4,761.08
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(1,964.24
109,958.28
Interest Not Advanced (
Current Period
)
0.00
64,468.58
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Statement Date:
Cash Reconciliation Summary Pool Group 3 - PAX Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,748.14
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
33,837.83
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
33,558.85
0.00
0.00
0.00
0.00
0.00
4,647.67
19,511.42
24,159.09
189.01
0.00
0.00
0.00
0.00
189.01
24,348.10
57,906.95
57,906.95
6,937,592.01
26
24,159.09
189.01
0
0.00
0.00
0
0.00
0
6,913,243.91
26
0.00
0.00
19,511.42
27,089.69
19,511.42
27,089.69
278.98
0.00
0.00
1,166.35
1,445.33
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(278.98
33,558.85
Interest Not Advanced (
Current Period
)
0.00
27,089.69
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
5,196.57
5,196.57
Total Excess Allocated to the Bonds
5,196.57
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
5,196.57
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721785.2
0.03%
0.04%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.03%
0.04%
0.00%
0.00%
25-May-04
1
237,521
0
0
0
0
0
0
0
0
0
0
1
239,874
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 1
ABN AMRO Acct: 721785.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 2
ABN AMRO Acct: 721785.2
0.52%
0.61%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
1
237,521
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 3
ABN AMRO Acct: 721785.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.65%
0.43%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
1
239,874
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 3 - AX Loans
ABN AMRO Acct: 721785.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.45%
1.05%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
1
239,874
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Pool Group 3 - PAX Loans
ABN AMRO Acct: 721785.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721785.2
Series 2004-7
25-May-04
2,891
99.18%
573,691,359
98.88%
0.82%
0.96%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
331
5.97%
5.72%
2
5,197
24
5,597,186
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
ABN AMRO Acct: 721785.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

STRUCTURED ASSET SECURITIES CORPORATION
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
N/A
25-Jun-04
30-Apr-04
Mortgage Pass-Through Certificates
Series 2004-7
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721785.2
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

STRUCTURED ASSET SECURITIES CORPORATION
Substitution Detail History
ABN AMRO Acct: 721785.2
Series 2004-7
Mortgage Pass-Through Certificates
30-Apr-04
25-Jun-04
N/A
25-May-04
25-May-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
24-May-2004 - 11:05 (Q458-Q476) (c) 2004 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)